Exhibit (b)
                            CERTIFICATIONS


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Jimmy D. Gambill, Chief Executive Officer of the FRANKLIN TAX-FREE TRUST (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1. The periodic report on Form N-CSR of the Registrant for the period ended 02/28/06 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: April 24, 2006

                            /s/JIMMY D. GAMBILL
                            ----------------------------------------------------

                            Jimmy D. Gambill
                            Chief Executive Officer - Finance and Administration



















                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Galen G. Vetter, Chief Financial Officer of the FRANKLIN TAX-FREE TRUST (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1. The periodic report on Form N-CSR of the Registrant for the period ended 02/28/06 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  April 24, 2006

                                    /s/GALEN G. VETTER
                                    -----------------------

                                    Galen G. Vetter
                                    Chief Financial Officer